                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549


                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


                       DATE OF REPORT:  DECEMBER 20, 1999


                             QUANTA SERVICES, INC.
             (Exact name of registrant as specified in its charter)

        Delaware                       001-13831              74-2851603
(State or other jurisdiction)         (Commission            (IRS Employer
     of incorporation                 File Number)         Identification No.)

                      1360 Post Oak Boulevard, Suite 2100
             Houston, Texas                                        77056
    (Address of principal executive offices)                    (Zip Code)


      Registrant's telephone number, including area code:  (713) 629-7600

ITEM 5.  OTHER EVENTS.

          Quanta Services, Inc. is filing this report on Form 8-K to provide additional details about its sales of unregistered securities during the period from January 1, 1999 until September 30, 1999. In the first nine months of 1999, the Company completed 30 acquisitions in which some or all of the consideration was unregistered securities of the Company. The aggregate consideration paid in these transactions was $273.6 million in cash and notes and 8.8 million shares of Common Stock. The Company considers the acquisitions of H. L. Chapman Pipeline Construction, Inc., H. L. Chapman Pipeline Leasing Co., Inc., Austin Trencher, Inc. and Sullivan Welders, Inc. to be one acquisition as these companies were all part of a related business. None of the other acquisitions were affiliated with each other prior to acquisition by the Company. Additionally, the Company sold shares of its Series A Preferred Stock in an unregistered transaction in September, 1999.

          Except for the sale of Series A Preferred Stock to UtiliCorp United Inc. on September 21, 1999, all securities listed on the following table were shares of Common Stock. The Company relied on Section 4(2) of the Securities Act of 1933, as amended, as the basis for exemption from registration. The shares of Series A Preferred Stock are convertible into 6,200,000 shares of Common Stock, subject to adjustment as set forth in the Company's Certificate of Designations. For all issuances, the purchasers were "accredited investors" as defined in Rule 501 promulgated pursuant to the Securities Act of 1933, as amended. All issuances, other than the issuance of Series A Preferred Stock, were to the owners of businesses acquired in privately negotiated transactions, not pursuant to public solicitation. The issuance of Series A Preferred Stock was negotiated with one purchaser as part of a strategic alliance and not pursuant to a public solicitation.


                 NUMBER OF
  DATE            SHARES            PURCHASERS                        CONSIDERATION
 ----------------------------------------------------------------------------------------------
 2/3/99          22,178       Sole owner of Tip Top         Acquisition of Tip Top Arborists,
                                 Arborists, Inc.                          Inc.
----------------------------------------------------------------------------------------------
 2/12/99        433,018        Three owners of R.A.        Acquisition of R. A. Waffensmith &
                             Waffensmith & Co., Inc.                    Co., Inc.
----------------------------------------------------------------------------------------------
 2/12/99        438,560    Five owners of Dillard Smith       Acquisition of Dillard Smith
                               Construction Company               Construction Company
----------------------------------------------------------------------------------------------
 2/12/99        263,665      Five owners of The Ryan        Acquisition of The Ryan Company,
                                  Company, Inc.                           Inc.
----------------------------------------------------------------------------------------------
 2/16/99        666,948    Four owners of Northern Line       Acquisition of Northern Line
                                   Layers, Inc.                       Layers, Inc.
----------------------------------------------------------------------------------------------
 3/3/99         113,367       Four owners of Western             Acquisition of Western
                                Directional, Inc.                   Directional, Inc.
----------------------------------------------------------------------------------------------
                             Seven owners of Valverde           Acquisition of  Valverde
 3/9/99         396,040    Communications, Inc. and VCI       Communications, Inc. and VCI
                                   Telcom, Inc.                       Telcom, Inc.
----------------------------------------------------------------------------------------------
 3/23/99        168,618   Two owners of P.D.G. Electric      Acquisition of P.D.G. Electric
                                     Company                             Company
----------------------------------------------------------------------------------------------
 4/15/99        430,990      Sole owner of Tom Allen            Acquisition of Tom Allen
                               Construction Company               Construction Company
----------------------------------------------------------------------------------------------
 5/12/99         54,039      Two owners of TTM, Inc.            Acquisition of TTM, Inc.
----------------------------------------------------------------------------------------------
 5/14/99         35,907        One owner of Seaward        Acquisition of Seaward Corporation
                                   Corporation
----------------------------------------------------------------------------------------------
                            Three owners H. L. Chapman        Acquisition of H. L. Chapman
 5/14/99        639,841    Pipeline Construction, Inc.     Pipeline Construction, Inc. and H.
                            and H. L. Chapman Leasing         L. Chapman Leasing Co., Inc.
                                    Co., Inc.
----------------------------------------------------------------------------------------------
 5/14/99         19,893       Three owners of Austin         Acquisition of Austin Trencher,
                                  Trencher, Inc.                          Inc.
----------------------------------------------------------------------------------------------
 5/14/99          6,492       Two owners of Sullivan        Acquisition of Sullivan Welders,
                                  Welders, Inc.                           Inc.
----------------------------------------------------------------------------------------------
                             Sole owner of Driftwood            Acquisition of Driftwood
 5/14/99        232,258    Electrical Contractors, Inc.     Electrical Contractors, Inc. and
                            and The 27 Digging Company           The 27 Digging Company
----------------------------------------------------------------------------------------------
 5/28/99        183,136   Two owners of GEM Engineering      Acquisition of GEM Engineering
                                    Co., Inc.                           Co., Inc.
----------------------------------------------------------------------------------------------
 6/15/99        266,667         Sole owner of W.C.                 Acquisition of W.C.
                               Communications, Inc.               Communications, Inc.
----------------------------------------------------------------------------------------------
 7/9/99          13,206      Sole owner of Specialty        Acquisition of Specialty Drilling
                            Drilling Technology, Inc.               Technology, Inc.
----------------------------------------------------------------------------------------------

                 NUMBER OF
  DATE            SHARES            PURCHASERS                        CONSIDERATION
 ----------------------------------------------------------------------------------------------
                            Two owners of Sky Antenna          Acquisition of Sky Antenna
 7/15/99        640,820      Systems, Inc. and North         Systems, Inc. and North Pacific
                           Pacific Utility Contractors,         Utility Contractors, Inc.
                                       Inc.
 ----------------------------------------------------------------------------------------------
 7/21/99         17,682    Sole owner of Taylor Built,      Acquisition of Taylor Built, Inc.
                                       Inc.
----------------------------------------------------------------------------------------------
 7/22/99         17,766     Sole owner of Allmat, Inc.         Acquisition of Allmat, Inc.
----------------------------------------------------------------------------------------------
 7/23/99         44,735     Sole owner of Utilco, Inc.      Acquisition of Utilico, Inc. and
                          and Utilco Constructors, Inc.         Utilco Constructors, Inc.
 ----------------------------------------------------------------------------------------------
 7/23/99         20,418    Two Owners of Intermountain        Acquisition of Intermountain
                                  Electric, Inc.                     Electric, Inc.
----------------------------------------------------------------------------------------------
 8/13/99      2,034,849     Sole owner of Crown Fiber          Acquisition of Crown Fiber
                               Communications, Inc.               Communications, Inc.
----------------------------------------------------------------------------------------------
 8/13/99        192,269      Sole owner of T.H. Cable           Acquisition of T.H. Cable
                                Construction, Inc.                 Construction, Inc.
----------------------------------------------------------------------------------------------
8/13/991        160,224      Sole owner of World CATV           Acquisition of World CATV
                               Communications, Inc.               Communications, Inc.
----------------------------------------------------------------------------------------------
 8/26/99        239,234    Four owners of W.C.E., Inc.         Acquisition of W.C.E., Inc.
----------------------------------------------------------------------------------------------
 8/27/99         28,326     Sole owner of Computapole,      Acquisition of Computapole, Inc.
                                       Inc.
----------------------------------------------------------------------------------------------
 9/15/99        702,439        Sole owner of Haines        Acquisition of Haines Construction
                               Construction Company                      Company
----------------------------------------------------------------------------------------------
 9/21/99      1,860,000          UtiliCorp United Inc.                        $186,000,000
             Series A
             Preferred
               Stock
 ----------------------------------------------------------------------------------------------
 9/22/99        122,378        Two owners of Ranger        Acquisition of Ranger Directional,
                                Directional, Inc.                         Inc.
----------------------------------------------------------------------------------------------
 9/22/99         58,145       Two owners of Hudson &        Acquisition of Hudson & Poncetta,
                                  Poncetta, Inc.                          Inc.
----------------------------------------------------------------------------------------------
                           Three owners of Renaissance         Acquisition of Renaissance
                               Construction, Inc.,           Construction, Inc., Renaissance
 9/22/99        124,188    Renaissance Construction of       Construction of Utah, Inc. and
                            Utah, Inc. and Renaissance         Renaissance Construction of
                           Construction of Nevada, Inc.               Nevada, Inc.
----------------------------------------------------------------------------------------------

                                   SIGNATURE

  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              QUANTA SERVICES, INC.




Date:  December 20, 1999              By:  /s/ Brad Eastman
                                          -----------------------------
                                          Brad Eastman
                                          Vice President, Secretary and
                                          General Counsel